                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS CONSENT
                         ----------------------------

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated January 31, 2000 relating to the financial statements and financial statement schedule, which appear in SeaChange International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
    --------------------------
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 3, 2000